UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 13, 2007
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 Completion of Acquisition and Disposition of Assets.
On December 13, 2007, we, through our wholly-owned subsidiary, NNN VF Woodside Corporate Park, LLC, sold the Woodside Corporate Park property, or the Woodside property, to NNN Woodside, LLC for a sales price of $31,700,000. Since our manager, Triple Net Properties, LLC, is also the manager of NNN Woodside, LLC, this transaction was deemed a related party transaction. As such, we obtained a fairness opinion that determined that the consideration received for the Woodside property is fair from a financial point of view to us. In connection with the sale, Triple Net Properties Realty, Inc., our manager’s affiliate, was paid a disposition fee of $317,000, or 1.0% of the sales price. Our net cash proceeds were $11,257,000 after payment of the related mortgage loan, closing costs and other transaction expenses, and the return of lender required reserves. On December 13, 2007, we repaid all outstanding principal and accrued interest, in the amount of $4,736,000, on an unsecured promissory note issued to NNN Realty Advisors, Inc., the parent company of our manager, from the net cash proceeds received from the disposition of the Woodside property.
Item 7.01 Regulation FD Disclosure.
On December 19, 2007, we issued a Press Release announcing the sale of the Woodside property for a sales price of $31,700,000.
A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

II.	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2007

III.	Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2006

IV.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

NNN 2003 Value Fund, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Woodside Corporate Park property, or the Woodside property, been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2006 Annual Report on Form 10-K and our September 30, 2007 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Woodside property had occurred on September 30, 2007.
The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2007 is presented as if the disposition of the Woodside property had occurred on January 1, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 is presented as if the disposition of the Woodside property had occurred on January 1, 2006.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)

	Company	Sale of the Woodside		Company Pro
	Historical (A)	Property		Forma
ASSETS
Real estate investments:
Operating properties, net	$69,388,000	$(20,230,000	) (B)	$49,158,000
Investments in unconsolidated real estate	6,085,000	—		6,085,000

	75,473,000	(20,230,000)		55,243,000

Cash and cash equivalents	7,038,000	11,548,000	(B)	18,586,000
Investment in marketable securities	1,230,000	—		1,230,000
Accounts receivable, net	382,000	—		382,000
Accounts receivable from related parties	589,000	—		589,000
Restricted cash	4,345,000	(282,000	) (B)	4,063,000
Identified intangible assets, net	6,620,000	(868,000	) (B)	5,752,000
Other assets, net	5,247,000	(530,000	) (B)	4,717,000

Total assets	$100,924,000	$(10,362,000)		$90,562,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loan payables	$66,733,000	$(16,434,000	) (B)	$50,299,000
Accounts payable and accrued liabilities	4,162,000	(123,000	) (B)	4,039,000
Accounts payable due to related parties	516,000	—		516,000
Identified intangible liabilities, net	128,000	—		128,000
Security deposits, prepaid rent and other liabilities	880,000	(202,000	) (B)	678,000

	72,419,000	(16,759,000)		55,660,000

Minority interests	706,000	—		706,000
Commitments and contingencies
Unit holders’ equity	28,061,000	6,397,000	(C)	34,458,000
Accumulated other comprehensive loss	(262,000)	—		(262,000)

Total unit holders equity	27,799,000	6,397,000		34,196,000

Total liabilities, minority interests and unit holders’ equity	$100,924,000	$(10,362,000)		$90,562,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007
(Unaudited)

	Company	Sale of the Woodside	Company Pro
	Historical (A)	Property (D)	Forma
Revenue:
Rental income	$5,701,000	$(1,224,000)	$4,477,000

Expense:
Rental expense	3,402,000	(638,000)	2,764,000
General and administrative	1,073,000	(22,000)	1,051,000
Depreciation and amortization	3,288,000	(728,000)	2,560,000

Total expense	7,763,000	(1,388,000)	6,375,000

Loss before other (expense) income and discontinued operations	(2,062,000)	164,000	(1,898,000)

Interest expense (including amortization of deferred financing costs)	(4,228,000)	1,247,000	(2,981,000)
Interest and dividend income	448,000	—	448,000
Gain on sale of marketable securities	12,000	—	12,000
Equity in losses of unconsolidated real estate	(1,102,000)	—	(1,102,000)
Other income	65,000	—	65,000
Minority interests	136,000	—	136,000

Loss from continuing operations	$(6,731,000)	$1,411,000	$(5,320,000)

Loss from continuing operations per unit — basic and diluted	$(675.13)		$(533.60)

Weighted average number of units outstanding — basic and diluted	9,970		9,970
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006
(Unaudited)

	Company	Sale of the Woodside	Company Pro
	Historical (E)	Property (F)	Forma
Revenue:
Rental income	$3,742,000	$(1,745,000)	$1,997,000

Expense:
Rental expense	2,599,000	(892,000)	1,707,000
General and administrative	754,000	(12,000)	742,000
Depreciation and amortization	2,611,000	(1,624,000)	987,000

Total expense	5,964,000	(2,528,000)	3,436,000

Loss before other (expense) income and discontinued operations	(2,222,000)	783,000	(1,439,000)

Interest expense (including amortization of deferred financing costs)	(2,680,000)	1,449,000	(1,231,000)
Interest and dividend income	453,000	(1,000)	452,000
Gain on sale of marketable securities	134,000	—	134,000
Equity in losses and gain on sale of unconsolidated real estate	(1,139,000)	—	(1,139,000)
Other income	74,000	—	74,000
Minority interests	19,000	—	19,000

Loss from continuing operations	$(5,361,000)	$2,231,000	$(3,130,000)

Loss from continuing operations per unit — basic and diluted	$(537.39)		$(313.75)

Weighted average number of outstanding — basic and diluted	9,976		9,976
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
For the Nine Months Ended September 30, 2007 and Year Ended December 31, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our September 30, 2007 Quarterly Report on Form 10-Q.

(B)	Adjustments have been made for the sale of the Woodside property for $31,700,000, and therefore the entire balance of our operating properties, restricted cash, identified intangible assets, and other assets (primarily lease commissions and loan fees) directly associated with the Woodside property have been removed. We would have received pro forma net cash proceeds of $11,548,000, after return of the reserves of $282,000, payment of the mortgage loan payable of $16,434,000, accrued interest of $123,000 and security deposits prepaid rent of $202,000 as of September 30, 2007, closing costs and other transaction expenses.

(C)	The change in unit holders’ equity as a result of the sale is due to the following: Pro forma gain on sale of $6,397,000.

(D)	Actual revenues and expenses of the Woodside property for the nine months ended September 30, 2007 were presented as continuing operations in our September 30, 2007 Quarterly Report on Form 10-Q. The pro forma results exclude the impact of the gain on sale and the related costs of the disposition.

(E)	As reported in our December 31, 2006 Annual Report on Form 10-K.

(F)	Actual revenues and expenses of the Woodside property for the year ended December 31, 2006 were presented as continuing operations in our December 31, 2006 Annual Report on Form 10-K. The pro forma results exclude the impact of the gain on sale and the related costs of the disposition.
(d) Exhibits.
99.1 NNN 2003 Value Fund, LLC Press Release, dated December 19, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: December 19, 2007	By:	/s/ Richard T. Hutton, Jr.
	Name:	Richard T. Hutton, Jr.
	Title:	Chief Executive Officer